Exhibit 10.1

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Statement of Work #

Desert Campaign Testing Phase

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this      day of March 2009 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TSN”) for the PDA reference phone testing (“Handset”) against the TerreStar Satellite Network and is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”).

2. REFERENCES

[1] Statement of Work Mininet Campaign Testing Phase

[2] Desert Campaign handset Test Procedures (EB)

[3] FCC test requirement 25.252 & 25.149 for ATC (TSN)

[4] Test team travel schedule (EB) (Desert Campaign Travel Costs 0.0.2.xls)

[5] Desert Campaign SOW WBS 0.0.10.xls

3. PROJECT OVERVIEW

At the time of writing this SOW, the TerreStar-I Satellite launch is scheduled for 28th of May, 2009 and TSN has estimated that available handset testing period is 15 days after the launch and will last 4 days. The schedule for this project will be adjusted per the actual satellite launch.

The purpose of this SOW is to define a scope of work for EB to develop, finalize and document first VOIP handset testing procedure against Terrestar-I satellite. This procedure shall be verified with TSN team.

The objectives of this SOW are divided to the following work packages (WP):

WP1- [***]

The WP1 include a preparation work for Desert Campaign test period.

There are following preconditions for WP1:

[***]

In this Work Package, EB shall:

[***]

EB shall nominate team members and a main point of contact or PM for desert campaign testing at M0.

TerreStar shall:

[***]

The goals for this WP are following:

[***]

WP2- [***]

The WP2 include [***].

There are two preconditions for WP2:

[***]

In this Work Package, EB shall:

[***]

The goals for this WP are following:

[***]

WP3- Desert Campaign summary and reporting

The WP3 include reporting and data review work.

In this Work Package, EB shall:

[***]

The goal for this WP is as following:

[***]

4. PERIOD OF PERFORMANCE

Based on the planned schedule this work will extend for a period of approximately [***].

5. SCHEDULE

The following table includes the target schedule for Desert Campaign testing activities.

[***]

Work Packages linkage	EB Milestone	Description	Target Date

	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

6. TERRESTAR FURNISHED ITEMS

The following table list Terrestar furnished items to Elektrobit which originate from Program Parties or 3rd Parties.

Desert Campaign Terrestar Furnished Items:

[***]

7. EB DELIVERABLES

The following list represents EB deliverables. The deliverables are based on inputs from other program parties and EB activities during Mininet Campaign.

EB deliverables:

[***]

8. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the Desert Campaign dependencies and assumptions during the milestones M0-M3. These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated as D and Assumptions with an A.

Item #	Category	Description
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]

9. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work in [***]. Additionally preparation work may include working in following locations:

[***]

10. ACCEPTANCE OF DELIVERABLES

As set forth in section 7 of the agreement, TSN will notify EB of its acceptance or rejection of the deliverables within the thirty (30) day Acceptance period. See the schedule in section 5 in this SOW.

11. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

•	Travel and accommodation expenses shall be authorized by TSN in advance. Expenses will be invoiced to TSN at EB’s actual costs plus an 8% administrative fee.

Billing, payment and other terms and conditions shall be according to Agreement.

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TSN:

Description	Total
[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Not to exceed sum		$1263563

11.1. Invoicing

EB may invoice TSN once per month, as set forth in Section 2.1.4 of the Agreement.

11.2. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement.

12. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will be taken to TSN for decisions.

TSN is responsible for coordinating between EB and other vendors involved including but not limited to [***]. In the event that a dispute arises between EB and other vendors, TSN will provide the final resolution to any such dispute with respect to EB’s course of action, and EB agrees to be bound by TSN’s decision.

13. CONSULTANT STEERING GROUP

TerreStar Technical	Business	EB Technical	Business
[***]	[***]	[***]	[***]

14. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Vesa Raudaskoski
Name:	Jeffrey W. Epstein	Name:	Vesa Raudaskoski
Title:	President	Title:	President
Date:	March 30, 2009	Date:	April 6, 2009